Exhibit 99.1

Mulligan Funding, LLC

Mulligan Asset Securitization III LLC – Asset-Backed Notes, Series 2026-1

Consulting Report

April 17, 2026

For information related to this report, contact: CBIZ MHM, LLC 1001 Conshohocken State Road, Ste. 1-406
West Conshohocken, PA 19428

M. Michael Aquino	Marialuisa veneziale
Lead Managing Director	Senior Manager
(610) 862-2737	(610) 862-2427
maquino@cbiz.com	Marialuisa.veneziale@cbiz.com

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

Mulligan Funding, LLC

Consultant Engagement

Name:     Mulligan Funding, LLC and Mulligan Asset Securitization III LLC – Asset-Backed Notes, Series 2026-1

Address:  Mulligan Funding, LLC

      4715 Viewridge Ave, Ste 100

      San Diego, CA 92123

Consultant:	James McDonald
Jacob Vaencia Marialuisa Veneziale

Report Date:	April 17,2026

Engagement Dates:	April 7-17, 2026

Company Contact:	Matthias Ambert, Sr. Director of Finance

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

April 17, 2026

PRIVATE & CONFIDENTIAL

Matthias Ambert - Senior Director of Finance

Mulligan Funding, LLC

4715 Viewridge Ave, Ste 100

San Diego, CA 92123

Dear Mr. Ambert:

Please find our enclosed Consultant Report (“the Report”) which was prepared at the request of Mulligan Funding, LLC, as Seller and Servicer (“Mulligan Funding”) and Mulligan Asset Securitization III LLC (“Issuer”, SPV” and “Company” and together, “Client”) as it relates to the Asset-Backed Notes, Series 2026-1 transaction in connection with the Preliminary Offering Memorandum (“POM”), which date still needs to be determined (“Transaction”) and in accordance with the terms of our engagement letter dated April 7, 2026 (“Services”, “Engagement Letter”, or “Agreement”).

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

The Report contains a description of the following:

(i)	the type of assets;

(ii)	the sample size;

(iii)	how the sample size was determined and, if applicable, computed; and

(iv)	the scope and manner of the Services performed.

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets;

(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or

(iii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated April 7, 2026 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated April 7, 2026 with no third party beneficiaries being created thereby and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ MHM, LLC. CBIZ MHM, LLC shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ MHM, LLC provides under this Agreement. Client further acknowledges and agrees CBIZ MHM, LLC is not a law firm and is not providing legal advice or analysis and that CBIZ MHM, LLC has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the Services. CBIZ MHM, LLC expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of Services as outlined herein.

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

General Information

During this engagement, CBIZ MHM LLC held discussions with the following individuals (collectively referred to as “management” in the report unless otherwise specified):

Contact Name	Title/ Department
Matthias Ambert	Sr. Director of Finance
Carlos Gonzalez	Systems Administrator

Note:	All samples were selected as stated in the Statement of Work included in the report unless specified by the Client. Slight mathematical variances may be noted in the tables presented due to rounding.

Terminology

The following terminology is used throughout this Report and is based on discussions with management.

• Client	Mulligan Funding, LLC and Mulligan Asset Securitization III LLC

• Mulligan Funding, Seller and Servicer	Mulligan Funding, LLC

• Company, Issuer, Purchaser or SPV	Mulligan Asset Securitization III LLC

• Loan Agreement	Loan Agreement between Mulligan Funding and Merchant

• Loan	Receivables or Loans

• Receivables Agreement	Receivable Agreement between Mulligan Funding and Merchant

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

TABLE OF CONTENTS

Statement of Work	8
Scope of Services	9
A. Data Integrity Test	10

EXHIBITS

Exhibit A.1 Data File Integrity Test as of March 31, 2026

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER

DATED APRIL 7, 2026 BY AND BETWEEN

CBIZ MHM, LLC (“CBIZ”) AND

MULLIGAN FUNDING, LLC (“SELLER” AND, “SERVICER”) AND

MULLIGAN ASSET SECURITIZATION III LLC (“ISSUER”, “SPV”, “PURCHASER” OR “COMPANY”), COLLECTIVELY “YOU” OR “CLIENT”

Relevant Entities:

Mulligan Funding, LLC, as Seller and Servicer (“Seller” and “Servicer”) and Mulligan Asset Securitization III LLC (“Issuer”, “SPV”, “Purchaser” or “Company” and together with the Seller and the Servicer, “you” or “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Remotely in the CBIZ office in Conshohocken, PA

The Company’s office in San Diego, CA (if necessary or required)

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

SCOPE OF SERVICES

A.	Data Integrity Test for the Issuer’s Series 2026-1 Notes

1.

From the electronic data file provided by the Client as of March 31, 2026 or latest month-end, select a sample of the largest 100 loans and another 100 loans selected on a judgmental basis (total of 200 loans to be tested - “Sample Group”) and perform the following data integrity test. For items marked below as “confirm”, note whether the item is noted as part of the underlying documentation. For items marked as “compare”, agree the item on the data tape to the Company’s underlying system. For items marked as “calculate “, calculate the noted item listed below for accuracy against the data file provided by the Servicer:

a.	Confirm and Compare Merchant name

b.	Compare the Merchant’s state personal address

c.	Compare Merchant’s NAICS3 Code (industry)

d.	Compare applicant’s FICO Score (at the time of origination)

e.	Compare internal credit grade (at the time of origination)

f.	Confirm and Compare payment frequency (daily or weekly)

g.	Compare the Merchant’s year founded date (at the time of origination)

h.	Calculate the Merchant’s years in business (at origination)

i.	Calculate and Compare Merchant’s Outstanding Receivables Balance (as of the end of the applicable Collection Period)

j.	Compare the Merchant’s original expected term

k.	Calculate the Merchant’s remaining expected term (as of the end of the applicable Collection Period)

I.	Confirm and Compare the Merchant’s factor rate

m.	Calculate and Compare the Receivable’s yield at origination

n.	Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)

o.	Calculate and Compare the missed payment factor (as of the end of the applicable Collection Period)

p.	Calculate and Compare the days past due status (as of the end of the applicable Collection Period)

q.	Calculate and Compare the Performance Ratio (amount actually received / amount expected to be received)

2.

Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Merchants should remain anonymous in documenting test results.

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

A.	Data Integrity Test for the Asset-Backed Notes, Series 2026-1 Transaction

1.

The Client provided an electronic data file tape as of March 31, 2026 for all accounts in the portfolio. From the aforementioned data file tape, the consultant selected a sample of the largest 100 loans and another 100 loans selected on a judgmental basis (total of 200 loans to be tested - “Sample Group”). All 200 selected accounts were tested according to the requested scope procedures.

The consultants noted the following results and exceptions amongst the sampled 200 Merchants based on inquiry of management and testing:

DATA FILE ITEM TESTED	SAMPLE SIZE	NO EXCEPTIONS FOUND	EXCEPTIONS FOUND	%
a. Confirm and Compare Merchant name	200	200	0	0%
b. Compare the Merchant’s state personal address	200	200	0	0%
c. Compare Merchant’s NAICS3 Code (industry)	200	200	0	0%
d. Compare applicant’s FICO Score (at the time of origination)	200	200	0	0%
e. Compare internal credit grade (at the time of origination)	200	200	0	0%
f. Confirm and Compare payment frequency (daily or weekly)	200	200	0	0%
g. Compare the Merchant’s year founded date (at the time of origination)	200	200	0	0%
h. Calculate the Merchant’s years in business (at origination)	200	200	0	0%
i. Calculate and Compare Merchant’s Outstanding Receivables Balance (as of the end of the applicable Collection Period)	200	200	0	0%
j. Compare the Merchant’s original expected term	200	200	0	0%
k. Calculate the Merchant’s remaining expected term (as of the end of the applicable Collection Period)	200	200	0	0%
I. Confirm and Compare the Merchant’s factor rate	200	200	0	0%
m. Calculate and Compare the Receivable’s yield at origination	200	200	0	0%
n. Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)	200	200	0	0%
o. Calculate and Compare the missed payment factor (as of the end of the applicable Collection Period)	200	200	0	0%
p. Calculate and Compare the days past due status (as of the end of the applicable Collection Period)	200	200	0	0%
q. Calculate and Compare the Performance Ratio (amount actually received / amount expected to be received)	200	200	0	0%

(a)	The Merchant name on the data file tape was compared to the Company’s operating system (“Powe BI”) and confirmed to the Merchant name on the Loan Agreement without exception.

Mulligan Funding, LLC and Mulligan Asset Securitization III LLC Asset-Backed Notes, Series 2026-1	April 2026 Report

(b)	The Merchant’s state personal address on the data file tape was compared to the system without exception.

(c)	The Merchant NAICS3 Code (industry) on the data file tape was compared to the system without exception.

(d)	The applicant FICO Score at the time of origination on the data file tape was compared to the system without exception.

(e)	The Merchant internal credit grade at the time of origination was compared to the system without exception.

(f)	The Merchant payment frequency on the data tape was compared to the system and confirmed to the Loan Agreement without exception.

(g)	The Merchant year founded date at origination on the data file tape was compared to the system without exception.

(h)	The Merchant’s years in business at origination on the data tape were calculated without exception.

(i)	The Merchant’s Outstanding Receivables Balance as of 3/31/2026 on the data file tape was compared to the system and calculated without exception.

(j)	The Merchant original expected term on the data file tape was compared to the system without exception.

(k)	The Merchant remaining expected term on the data file tape as of 3/31/2026 was calculated without exception.

(l)	The Merchant factor rate on the data file tape was compared to the system and confirmed to the Loan Agreement without exception.

(m)	The Calculated Receivables yield at origination on the data tape was calculated and compared to the Loan Agreement without exception.

(n)	The Merchant Material Modification flag as of 3/31/2026 on the data file tape was compared to the system without exception.

(o)	The missed payment factor as of 3/31/2026 on the data tape was calculated and compared to the system without exception.

(p)	The days past due status as of 3/31/2026 on the data file tape was calculated and compared to the system without exception.

(q)	The Performance Ratio on the data file tape was calculated and compared to the system without exception.